Exhibit 32.1
CERTIFICATION BY CHIEF EXECUTIVE OFFICER
Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant
To Section 906 of the Sarbanes-Oxley Act Of 2002

In connection with the Annual Report of Intelsat S.A. (the “Company”) on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Stephen Spengler, Chief Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 20, 2020
/s/ Stephen Spengler
Stephen Spengler
Chief Executive Officer

The foregoing certification is made solely for the purposes of 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.